Provisions and other non-current liabilities	12 Months Ended
Dec. 31, 2018
Provisions and other non-current liabilities
Provisions and other non-current liabilities

12) Provisions and other non-current liabilities

12.1) Provisions and other non-current liabilities

Accounting policies

A provision is recognized when the Group has a present obligation (legal or constructive) as a result of a past event for which it is probable that an outflow of resources will be required and when a reliable estimate can be made regarding the amount of the obligation. The amount of the liability corresponds to the best possible estimate.

Provisions and non-current liabilities are comprised of liabilities for which the amount and the timing are uncertain. They arise from environmental risks, legal and tax risks, litigation and other risks.

As of December 31,
(M$)	2018	2017	2016
Litigations and accrued penalty claims	736	706	1,123
Provisions for environmental contingencies	862	964	938
Asset retirement obligations	14,286	12,240	12,665
Other non-current provisions	3,144	1,370	1,455
of which restructuring activities (Refining & Chemicals and Marketing & Services)	134	160	184
of which financial risks related to non-consolidated and equity consolidated affiliates	100	59	63
of which contingency reserve on solar panels warranties (SunPower)	173	177	168
Other non-current liabilities	2,404	706	665
Total	21,432	15,986	16,846

In 2018, litigation reserves amount to $736 million of which $561 million in the Exploration & Production, notably in Angola, Nigeria and Brazil.

In 2018, other non-current liabilities mainly include debts (whose maturity is more than one year) related to fixed assets acquisitions.

In 2017, litigation reserves amounted to $706 million of which $512 million in the Exploration & Production, notably in Angola and Nigeria.

In 2017, other non-current liabilities mainly included debts (whose maturity is more than one year) related to fixed assets acquisitions.

In 2016, litigation reserves amounted to $1,123 million of which $959 million was in the Exploration & Production, notably in Angola and Nigeria.

In 2016, other non-current liabilities mainly included debts (whose maturity is more than one year) related to fixed assets acquisitions.

Changes in provisions and other non-current liabilities

Changes in provisions and other non-current liabilities are as follows:

				Currency
	As of			translation		As of
(M$)	January, 1st	Allowances	Reversals	adjustment	Other	December, 31
2018	15,986	2,416	(1,378)	(519)	4,927	21,432
of which asset retirement obligations (corresponds to accretion for allowances)		530	(320)
of which environmental contingencies (Marketing & Services, Refining & Chemicals)		33	(111)
of which restructuring of activities		149	(106)
2017	16,846	1,172	(1,612)	681	(1,101)	15,986
of which asset retirement obligations (corresponds to accretion for allowances)		544	(330)
of which environmental contingencies (Marketing & Services, Refining & Chemicals)		37	(120)
of which restructuring of activities		48	(84)
2016	17,502	1,569	(1,268)	(484)	(473)	16,846
of which asset retirement obligations (corresponds to accretion for allowances)		523	(502)
of which environmental contingencies (Marketing & Services, Refining & Chemicals)		29	(82)
of which restructuring of activities		25	(68)

In 2018, the heading « Other » mainly corresponds to the effect of acquisitions:

•	Maersk Oil’s asset retirement obligation for an amount of $2,003 million;
•

and Global LNG’s provisions and other non-current liabilities for an amount of $1,766 million of which the additional purchase price of $550 million (see Note 2 paragraph 2 to the Consolidated Financial Statements).

Changes in the asset retirement obligation

Accounting policies

Asset retirement obligations, which result from a legal or constructive obligation, are recognized based on a reasonable estimate in the period in which the obligation arises.

The associated asset retirement costs are capitalized as part of the carrying amount of the underlying asset and depreciated over the useful life of this asset.

An entity is required to measure changes in the liability for an asset retirement obligation due to the passage of time (accretion) by applying a risk-free discount rate to the amount of the liability. Given the long term nature of expenditures related to our asset retirement obligations, the rate is determined by reference to the high quality rates for AA-rated Corporate bonds on the USD area for a long-term horizon. The increase of the provision due to the passage of time is recognized as “Other financial expense”.

The discount rate used in 2018 for the valuation of asset retirement obligation is 4.5% as in 2017 and 2016 (the expenses are estimated at current currency values with an inflation rate of 2%). A decrease of 0.5% of this rate would increase the asset retirement obligation by $1,353 million, with a corresponding impact in tangible assets, and with a negative impact of approximately $90 million on the following years net income. Conversely, an increase of 0.5% would have a nearly symmetrical impact compared to the effect of the decrease of 0.5%.

Changes in the asset retirement obligation are as follows:

					Spending on	Currency
	As of		Revision in	New	existing	translation		As of
(M$)	January 1,	Accretion	estimates	obligations	obligations	adjustment	Other	December 31,
2018	12,240	530	(458)	811	(320)	(364)	1,847	14,286
2017	12,665	544	(1,107)	334	(330)	448	(314)	12,240
2016	13,314	523	(558)	375	(502)	(395)	(92)	12,665

12.2) Other risks and contingent liabilities

TOTAL is not currently aware of any exceptional event, dispute, risks or contingent liabilities that could have a material impact on the assets and liabilities, results, financial position or operations of the Group.

FERC

The Office of Enforcement of the U.S. Federal Energy Regulatory Commission (FERC) began in 2015 an investigation in connection with the natural gas trading activities in the United States of Total Gas & Power North America, Inc. (TGPNA), a U.S. subsidiary of the Group. The investigation covered transactions made by TGPNA between June 2009 and June 2012 on the natural gas market. TGPNA received a Notice of Alleged Violations from FERC on September 21, 2015. On April 28, 2016, FERC issued an order to show cause to TGPNA and two of its former employees, and to TOTAL S.A. and Total Gas & Power Ltd., regarding the same facts. TGPNA contests the claims brought against it.

A class action launched to seek damages from these three companies, was dismissed by a judgment of the U.S. District Court of New York issued on March 15, 2017. The Court of Appeal upheld this judgment on May 4, 2018.